SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2007

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A

(Former name or former address, if changed since last report)

Item 7.01.              Regulation FD Disclosure

On December 5, 2007, at approximately 10:45 a.m. (GMT), Jeffery H. Boyd, priceline.com Incorporated’s President and Chief Executive Officer, will be presenting at the Nasdaq 20th Investor Program to be held in London, England.  Mr. Boyd’s presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the attached presentation contains forward-looking statements relating to priceline.com’s performance.  Readers are cautioned not to place undue reliance on forward-looking statements.  A discussion of certain factors which may affect priceline.com’s operating results is included in priceline.com’s recent filings with the Securities and Exchange Commission, including priceline.com’s Annual Report on Form 10-K for the twelve months ended December 31, 2006 and priceline.com’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 30, 2007.

The information in this Item 7.01 (including Exhibit 99.1 hereto) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.              Exhibits

                (c) Exhibits

99.1	Presentation at the Nasdaq 20th Investor Program held in London, England.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Robert J. Mylod
	Name:	Robert J. Mylod
	Title:	Chief Financial Officer

Date:  December 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation at the Nasdaq 20th Investor Program held in London, England.